Exhibit 99.2

Pinstripes Holding, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of October 15, 2023
(in thousands)

	Historical		Actual Redemptions
	As of September 30, 2023	As of October 15, 2023	Transaction
	(Unaudited) Banyan	(Unaudited) Pinstripes	Accounting Adjustment	Note	Pro Forma Combined
ASSETS
Current Assets
Cash and cash equivalents	$305	$7,991	$36,105	3(a)	$44,401
Accounts receivable	-	1,121	-		1,121
Inventories	-	830	-		830
Other current assets	105	662	-		767
Total current assets	410	10,604	36,105		47,118
Funds held in Trust Account	42,424	-	(42,424)	3(b)	-
Property and equipment, net	-	69,734	-		69,734
Operating lease right-out-use asset	-	49,185	-		49,185
Other long-term assets	-	11,780	(5,093)	3(c)	6,687
Total assets	$42,834	$141,303	$(11,412)		$172,725

LIABILITIES, MEZZANINE EQUITY, & STOCKHOLDERS’ DEFICIT
Current Liabilities
Accounts payable	$409	$24,027	$(827)	3(d)	$23,609
Accrued expenses	3,551	-	(3,541)	3(e)	10
Amounts due to customer	-	8,158	-		8,158
Current portion of long-term debt	-	2,243	-		2,243
Accrued occupancy costs	-	5,556	-		5,556
Other current liabilities	133	10,227	(3,966)	3(f)	6,394
Excise tax liability	2,100	-	-		2,100
Promissory notes, related parties	506	-	(506)	3(g)	-
Operating lease liabilities, current	-	10,824	-		10,824
Total current liabilities	6,699	61,035	(8,840)		58,894
Long-term debt	-	41,959	36,402	3(h)	78,361
Long-term accrued occupancy costs	-	699	-		699
Operating lease liabilities, noncurrent	-	89,888	-		89,888
Other long-term liabilities	-	1,038	-		1,038
Warrant liability	4,353	-	-		4,353
Deferred underwriting fees	3,623	-	(3,623)	3(i)	-
Total liabilities	14,675	194,619	23,939		233,233
Mezzanine Equity
Pinstripes’ Redeemable Convertible Preferred Stock	-	75,262	(75,262)	3(j)	-
Banyan's Redeemable Class A Common Stock	42,424	-	(42,424)	3(k)	-
Stockholders’ Deficit
Pinstripes Common Stock	-	62	(62)	3(l)	-
New Pinstripes Class A Common Stock	-	-	4	3(m)	4
New Pinstripes Class B-1 Common Stock	-	-	-		-
New Pinstripes Class B-2 Common Stock	-	-	-		-
New Pinstripes Class B-3 Common Stock	-	-	-		-
Banyan Class A Common Stock	0	-	0	3(n)	-
Banyan Class B Common Stock	1	-	(1)	3(o)	-
Additional paid-in capital	-	482	69,879	3(p)	70,361
Accumulated deficit	(14,266)	(129,122)	12,515	3(q)	(130,873)
Total stockholders’ deficit	(14,265)	(128,578)	82,335		(60,508)
Total liabilities, mezzanine equity, & stockholders’ deficit	$42,834	$141,303	$(11,412)		$172,725

The accompanying notes are an integral part of the unaudited pro forma condensed combined balance sheet.

Pinstripes Holding, Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Fiscal Year Ended April 30, 2023
(in thousands, except for share and per share amounts)

	Historical		Actual Redemptions
	Twelve Months Ended June 30, 2023 (Unaudited)	Twelve Months Ended April 30, 2023	Transaction Accounting		Pro Forma
	Banyan	Pinstripes	Adjustment	Note	Combined
Revenue
Food and beverage revenues	$-	$87,467	$-		$87,467
Recreation revenues	-	23,806	-		23,806
Total revenue	-	111,273	-		111,273

Operating Expenses
Cost of food and beverage	-	18,968	-		18,968
Store labor and benefits	-	40,415	-		40,415
Store occupancy costs, excluding depreciation	-	18,375	-		18,375
Other store operating expenses, excluding depreciation	-	18,655	-		18,655
Exchange listing fee	83	-	-		83
Legal fees	2,607	-	-		2,607
General and administrative expenses	1,472	13,205	30	4(a)	14,707
Depreciation expense	-	8,086	-		8,086
Impairment loss	-	2,363	-		2,363
Pre-opening expenses	-	4,935	-		4,935
Total operating expenses	4,162	125,002	30		129,194
Operating loss	(4,162)	(13,729)	(30)		(17,921)

Other Income (Expense)
Interest income	7,388	-	(7,388)	4(b)	-
Interest expense	-	(1,946)	(17,994)	4(c)	(19,940)
Other non-operating expenses	-	(13)	-		(13)
Gain on debt extinguishment	-	8,355	-		8,355
Unrealized loss on funds held in the Trust Account	(11)	-	11	4(d)	-
Change in fair value of warrant liability	(2,133)	-	-		(2,133)
Total other income (expense)	5,244	6,396	(25,371)		(13,731)

Income (loss) before income taxes	1,082	(7,333)	(25,401)		(31,652)
Income tax expense	1,475	192	-		1,667
Net loss	$(393)	$(7,525)	$(25,401)		$(33,319)

Weighted average shares outstanding – basic and diluted	27,507,247	6,210,254		6	39,918,036
Net loss per share – basic and diluted	$(0.01)	$(1.21)		6	$(0.83)

The accompanying notes are an integral part of the unaudited pro forma condensed combined statement of operations.

Pinstripes Holding, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Twenty-Four Weeks Ended October 15, 2023
(in thousands, except for share and per share amounts)

	Historical		Actual Redemptions
	Six Months Ended September 30, 2023	Twenty-Four Weeks Ended October 15, 2023	Transaction
	(Unaudited) Banyan	(Unaudited) Pinstripes	Accounting Adjustment	Note	Pro Forma Combined
Revenue
Food and beverage revenues	$-	$39,952	$-		$39,952
Recreation revenues	-	10,412	-		10,412
Total revenue	-	50,364	-		50,364

Operating Expenses
Cost of food and beverage	-	8,715	-		8,715
Store labor and benefits	-	18,634	-		18,634
Store occupancy costs, excluding depreciation	-	5,590	-		5,590
Other store operating expenses, excluding depreciation	-	9,556	-		9,556
Exchange listing fee	42	-	-		42
Legal fees	3,377	-	-		3,377
General and administrative expenses	1,285	7,302	-		8,587
Depreciation expense	-	3,341	-		3,341
Impairment loss	-	5,304	-		5,304
Pre-opening expenses	4,704	58,442	-		63,146
Total operating expenses	(4,704)	(8,078)	-		(12,782)

Other Income (Expense)
Interest income	1,696	-	(1,696)	5(a)	-
Interest expense	-	(3,601)	(8,590)	5(b)	(12,191)
Change in fair value of warrant liability	(3,301)	1,350	-		(1,951)
Unrealized loss on funds held in the Trust Account	(47)	-	47	5(c)	-
Total other expense	(1,652)	(2,251)	(10,239)		(14,142)

Loss before income taxes	(6,356)	(10,329)	(10,239)		(26,924)
Income tax expense	335	-	-		335
Net loss	$(6,691)	$(10,329)	$(10,239)		$(27,259)
Less: cumulative unpaid dividends and change in redemption amount of Pinstripes’ Series I Redeemable Convertible Preferred Stock	-	(1,951)	1,951	5(d)	-
Net loss available to common stockholders	$(6,691)	$(12,280)	$(8,288)		$(27,259)

Weighted average shares outstanding – basic and diluted	13,568,839	6,550,290		6	39,918,036
Net loss per share – basic and diluted	$(0.49)	(1.87)		6	$(0.68)

The accompanying notes are an integral part of the unaudited pro forma condensed combined statement of operations.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 – Basis of Presentation

The accompanying unaudited pro forma condensed combined financial statements and related notes were prepared pursuant with Article 11 of SEC Regulation S-X, as amended by final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquire and Disposed Business.” The fiscal year end of Pinstripes is the 52/53-week period ending on the last Sunday in April, which is April 30, 2023, for fiscal year end 2023, while Banyan has a December 31, 2022, calendar year end. The calendar year end of Banyan has been adjusted to conform to the fiscal year end of Pinstripes, for purposes of presenting the unaudited pro forma condensed combined financial information, pursuant to Rule 11-02(c)(3) of Regulation S-X, given the most recent fiscal year ends differed by more than one fiscal quarter. At the Closing of the Business Combination, New Pinstripes changed its fiscal year end to the last Sunday in April. Accordingly, the accompanying unaudited pro forma condensed combined balance sheet as of October 15, 2023, combines the unaudited historical condensed consolidated balance sheet of Banyan as of September 30, 2023, with the unaudited historical consolidated balance sheet of Pinstripes as of October 15, 2023, after giving effect to the Closing of the Business Combination as if it occurred on October 15, 2023. The unaudited pro forma condensed combined statement of operations for the fiscal year end April 30, 2023, was derived by adding the results of the unaudited historical condensed consolidated statement of operations of Banyan for the six months ended June 30, 2023, to the results of the audited historical statement of operations of Banyan for the calendar year ended December 31, 2022, removing the results of the unaudited historical condensed statement of operations of Banyan for the six months ended June 30, 2022, and combining the results of the audited historical consolidated statement of operations of Pinstripes for the fiscal year ended April 30, 2023 after giving effect to the Business Combination, as if the Closing of the Business Combination had occurred on April 25, 2022. The unaudited pro forma condensed combined statement of operations for the twenty-four weeks ended October 15, 2023, was derived by removing the results of the unaudited historical statement of operations of Banyan for the three months ended March 31, 2023, from the results of the unaudited historical condensed consolidated statement of operations of Banyan for the nine months ended September 30, 2023, and combining the unaudited historical results of Pinstripes for the twenty-four weeks ended October 15, 2023, after giving effect to the Business Combination, as if the Closing of the Business Combination had occurred on April 25, 2022.

Banyan’s and Pinstripes’ unaudited and audited financial statements were prepared in accordance with GAAP and presented in U.S. dollars. Notwithstanding the legal form of the Business Combination pursuant to the Business Combination Agreement, the Business Combination is accounted for as a reverse recapitalization of Pinstripes, as Pinstripes has been determined to be the accounting acquirer primarily based on the evaluation of the following facts and circumstances:

●	Existing Pinstripes Stockholders comprise a relative majority of the voting power of New Pinstripes;

●	Pinstripes’ operations prior to the Closing of the Business Combination comprise the only ongoing operations subsequent to the Closing of the Business Combination;

●	The substantial majority of the New Pinstripes Board were appointed by Pinstripes; and

●	All of New Pinstripes’ senior management are comprised of Pinstripes’ senior management.

Accordingly, the Business Combination is reflected as the equivalent of Pinstripes issuing stock for the net assets of Banyan, accompanied by a reverse recapitalization. Under this method of accounting, Banyan, which is the legal acquirer, is treated as the “acquired” company for financial reporting purposes. The net assets of Banyan are stated at fair value, which is expected to approximate historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Closing of the Business Combination are those of Pinstripes.

Following the Closing, holders of Banyan’s Redeemable Class A Common Stock exercising redemption rights received their per share redemption price from the funds held in the Trust Account. Each Banyan equityholder that was a holder of shares of Banyan’s Redeemable Class A Common Stock may have elected to redeem all or a portion of the Banyan’s Redeemable Class A Common Stock at a per share price, payable in cash, equal to a pro rata share of the aggregate amount of the funds held in the Trust Account, calculated as of two business days prior to the Closing, including any interest earned on the funds held in the Trust Account (net of any taxes payable).

Management is performing a comprehensive review of Banyan’s and Pinstripes’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of New Pinstripes. Based on its initial analysis, management did not identify any differences that would have a material impact on the financial statements of New Pinstripes. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Closing of the Business Combination and has been prepared for information purposes only. The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had New Pinstripes filed consolidated income tax returns during the periods presented.

Note 2 – Description of the Business Combination

As previously announced, Banyan, Merger Sub, and Pinstripes entered into the Business Combination Agreement, dated as of June 22, 2023, as amended by the Amended and Restated Business Combination Agreement, dated as of September 26, 2023, and the Second Amended and Restated Agreement, dated as of November 22, 2023 (as amended, the “Business Combination Agreement”). On September 11, 2023, in connection with the Business Combination, Banyan first filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (No. 333-274442) (as amended, the “Registration Statement”) containing a joint proxy statement/consent solicitation statement/prospectus of Banyan (such proxy statement/consent solicitation statement/prospectus in definitive form, the “Definitive Proxy Statement”), which Registration Statement was declared effective by the SEC on December 4, 2023, and Banyan commenced mailing the Definitive Proxy Statement, which was filed with the SEC on December 5, 2023.

As contemplated by the Merger Agreement and described in the section titled “Proposal No. 1 – The Business Combination Proposal” of the Definitive Proxy Statement, the Closing of the Business Combination was effected on December 29, 2023 and Merger Sub merged with and into Pinstripes, with Pinstripes as the surviving entity and a wholly-owned subsidiary of Banyan ("New Pinstripes”).

Immediately prior to the Closing of the Business Combination (1) all 11,089,698 outstanding shares of Pinstripes’ Redeemable Convertible Preferred Stock (including the 850,648 shares of Pinstripes’ Series I Redeemable Convertible Preferred Stock and the 35,102 shares payable for the settlement of the cumulative unpaid dividends) automatically converted into 11,089,698 shares of Pinstripes Common Stock in accordance with the governing documents of Pinstripes; (2) the 354,426 outstanding Pinstripes’ warrants were automatically converted into 365,426 shares of Pinstripes Common Stock; and (3) the Pinstripes Convertible Notes were automatically converted into 500,000 shares of Pinstripes Common Stock (collectively, the “Conversion Shares”).

The equity and financing relating matters that occurred at, or following, the Closing of the Business Combination on December 29, 2023 are summarized as follows:

i.	Each of the then-issued and outstanding 17,422,009 shares of Pinstripes Common Stock held by the Pinstripes Stockholders (including the Conversion Shares, with exception to the shares of Pinstripes Common Stock held by the investors of Pinstripes’ Series I Redeemable Convertible Preferred Stock (the “Series I Investors”) were automatically cancelled and converted into 32,206,458 shares of New Pinstripes Class A Common Stock (based on the Exchange Ratio of approximately 1.85 shares of New Pinstripes Class A Common Stock for each share of Pinstripes Common Stock) equal to the aggregate Equity Value. For the avoidance of doubt, the Series I Investors are not, and do not constitute, Pinstripes Stockholders as referenced herein.

ii.	The 885,750 shares of Pinstripes Common Stock held by the Series I Investors were cancelled and exchange into 2,214,375 shares of New Pinstripes Class A Common Stock (based on the Series I Exchange Ratio of approximately 2.50 shares of New Pinstripes Class A Common Stock for each share of Pinstripes Common Stock).

iii.	All 32,203 of the then-issued and outstanding shares of Banyan’s Redeemable Class A Common Stock held by Banyan equityholders converted (on a one-for-one basis) into 32,203 shares of New Pinstripes Class A Common Stock.

iv.	The Sponsor Holders forfeited 1,242,975 shares of the then-issued and outstanding Banyan Class A Common Stock, which were re-issued as 1,242,975 shares of New Pinstripes Class A Common Stock to the Pinstripes Stockholders pursuant to the provisions of the Amended Sponsor Letter dated as of November 22, 2023. For the avoidance of doubt, the Series I Investors are not, and do not constitute, Pinstripes Stockholders as referenced herein.

v.	The Sponsor Holders forfeited 507,025 shares of the then-issued and outstanding Banyan Class A Common Stock, which were re-issued as 507,025 shares of New Pinstripes Class A Common Stock to the Series I Investors in connection with the Series I Financing.

vi.	The Sponsor Holders forfeited 1,018,750 shares of the then-issued and outstanding Banyan Class A Common Stock, which were re-issued as 1,018,750 shares of New Pinstripes Class A Common Stock to certain Banyan equityholders pursuant to certain non-redemption agreements.

vii.	915,000 of the then-issued and outstanding shares of Banyan Class A Common Stock held by the Sponsor Holders converted (on a one-for-one basis) into 915,000 shares of New Pinstripes Class B-1 Common Stock, 570,000 of the then-issued and outstanding shares of Banyan Class A Common Stock held by the Sponsor Holders converted (on a one-for-one basis) into 570,000 shares of New Pinstripes Class B-2 Common Stock, and all 345,000 of the then-issued and outstanding shares of Banyan Class B Common Stock held by the Sponsor Holders converted (on a one-for-one basis) into 345,000 shares of New Pinstripes Class B-2 Common Stock (collectively, the “Sponsor Earnout Shares”). The Sponsor Earnout Shares are subject to forfeiture and/or vesting upon the satisfaction of certain stock trading price conditions and represent an equity-linked contract that is classified in equity.

viii.	The remaining 2,646,520 of the then-issued and outstanding shares of Banyan Class A Common Stock held by the Sponsor Holders continued as 2,646,520 shares of New Pinstripes Class A Common Stock.

ix.	An aggregate of 5,000,000 shares (comprised of 2,500,000 shares of New Pinstripes Class B-1 Common Stock and 2,500,00 shares of New Pinstripes Class B-2 Common Stock) were issued to Pinstripes Stockholders, subject to forfeiture and/or vesting upon the satisfaction of certain stock trading price conditions (the “Earnout Shares”). The Earnout Shares represent an equity-linked contract that is classified in equity. For the avoidance of doubt, the Series I Investors are not, and do not constitute, Pinstripes Stockholders as referenced herein.

x.	4,000,000 shares of New Pinstripes Class B-3 Common Stock were issued to Pinstripes Stockholders, subject to forfeiture and/or vesting upon the satisfaction of a financial performance condition (the “EBITDA Earnout Shares”). The EBITDA Earnout Shares represent an equity-linked contract that is classified in equity. For the avoidance of doubt, the Series I Investors are not, and do not constitute, Pinstripes Stockholders as referenced herein.

xi.	All 2,722,593 of the then-issued and outstanding Pinstripes’ options held by Pinstripes Stockholders (whether vested or unvested) were automatically cancelled and converted into 5,032,434 New Pinstripes Options (based on the Exchange Ratio of approximately 1.85 shares of New Pinstripes Class A Common Stock for each share of Pinstripes Common Stock). Each outstanding vested New Pinstripes Option entitles the holder the right to purchase one (1) share of New Pinstripes Class A Common Stock. For the avoidance of doubt, the Series I Investors are not, and do not constitute, Pinstripes Stockholders as referenced herein.

xii.	Simultaneously with, and in contemplation of, the Closing of the Business Combination, Pinstripes and Banyan entered into a loan agreement with Oaktree Fund Administration, LLC, as Agent, and the lender party thereto for aggregate cash proceeds of $50.0 million (the “Tranche 1 Loan”) with an interest that will accrue based on a 360-day year at a rate per annum equal to (i) 12.5% payable quarterly in arrears, at Pinstripes’ option either in cash or in kind (subject to certain procedures and conditions); provided that the interest payable in respect of any period following December 31, 2024, interest under this clause (i) will be required to be paid solely in cash, plus (ii) 7.5% payable quarterly in arrears, at Pinstripes’ option, either in cash or in kind (subject to certain procedures and conditions). The maturity date of the Tranche 1 Loan is December 29, 2028. Concurrently with the closing of the Tranche 1 Loan, the lender party was granted fully detachable warrants exercisable for 2,500,000 shares of New Pinstripes Class A Common Stock at an exercise price of $0.01 per share. In connection with the closing of the Tranche 1 Loan, Banyan, Merger Sub, and Pinstripes agreed to waive the Minimum Cash Amount condition set forth by the Business Combination Agreement.

xiii.	Pinstripes borrowed an additional $5.0 million under its credit facility with Silverview Credit Partners LP.

xiv.	Within five (5) business days after the Closing of the Business Combination, 50,000 shares of New Pinstripes Class A Common Stock are being issued to a third party as payment for $0.5 million of Pinstripes’ incurred transaction costs. The transaction costs were incurred in connection with the Closing of the Business Combination.

On December 21, 2023, Banyan held the Extension Meeting to approve the Extension Amendment and the Redemption Limitation Amendment (the “Extension Meeting”). In connection with the vote to approve the Extension Amendment and the Redemption Limitation Amendment, the holders of 1,314,065 shares of Banyan’s Redeemable Class A Common Stock exercised their right to redeem the shares for cash at an aggregate redemption price of $14.1 million, calculated using the actual redemption price of approximately $10.73 per share.

On December 5, 2023, Banyan filed the Definitive Proxy Statement for the solicitation of proxies in connection with a special meeting (the “Business Combination Meeting”) to approve the Business Combination Agreement and the Business Combination contemplated thereby. The Business Combination Meeting was held on December 27, 2023 whereby Banyan’s stockholders approved the Business Combination Agreement and the consummation of the transactions to effect the Closing of the Business Combination. In connection with the vote to approve the Business Combination Agreement and the Business Combination contemplated thereby, the holders of 2,652,419 shares of Banyan’s Redeemable Class A Common Stock exercised their right to redeem the shares for cash at an aggregate redemption price of $28.5 million, calculated using the actual redemption price of approximately $10.76 per share.

The following table summarizes the unaudited pro forma combined shares of New Pinstripes Class A Common Stock issued and outstanding immediately after the Closing of the Business Combination, excluding the potential dilutive effect of outstanding vested and unvested New Pinstripes Options:

	Share Ownership in New Pinstripes
	Shares	%
Pinstripes Stockholders(1)	33,449,433	83.8%
Series I Investors(2)	2,721,400	6.8%
Sponsor Holders(3)	2,646,250	6.6%
Banyan equityholders(4)	1,050,953	2.7%
Other(5)	50,000	0.1%
Total shares after the Closing of the Business Combination	39,918,036	100%

(1)

The number of shares held by the Pinstripes Stockholders is comprised of (i) the 6,363,628 then-issued and outstanding shares of Pinstripes Common Stock that were automatically cancelled and converted into 11,763,851 shares of New Pinstripes Class A Common Stock, based on the Exchange Ratio of approximately 1.85 shares of New Pinstripes Class A Common Stock for each share of Pinstripes Common Stock, at the Closing of the Business Combination; (ii) the 924,304 then-issued and outstanding shares of Pinstripes Common Stock (that resulted from the automatic conversion of Pinstripes Convertible Notes immediately prior to the Closing of the Business Combination) that were automatically cancelled and converted into 924,304 shares of New Pinstripes Class A Common Stock, based on the Exchange Ratio of approximately 1.85 shares of New Pinstripes Class A Common Stock for each share of Pinstripes Common Stock or common stock equivalent, at the Closing of the Business Combination; (iii) the 354,436 of the then-issued and outstanding shares of Pinstripes Common Stock (that resulted from the automatic conversion of Pinstripes’ warrants immediately prior to the Closing of the Business Combination) that were automatically cancelled and converted into 655,213 shares of New Pinstripes Class A Common Stock, based on the Exchange Ratio of approximately 1.85 shares of New Pinstripes Class A Common Stock for each share of Pinstripes Common Stock or common stock equivalent, at the Closing of the Business Combination; (iv) the 10,203,945 then-issued and outstanding shares of Pinstripes Common Stock (that resulted from the automatic conversion of the Pinstripes’ Redeemable Convertible Preferred Stock, excluding Pinstripes’ Series I Redeemable Convertible Preferred Stock and the cumulative unpaid dividends accrued thereon, immediately prior to the Closing of the Business Combination) that were automatically cancelled and converted into 18,863,090 shares of New Pinstripes Class A Common Stock, based on the Exchange Ratio of approximately 1.85 shares of New Pinstripes Class A Common Stock for each share of Pinstripes Common Stock or common stock equivalent; and (v) the 1,242,975 shares of New Pinstripes Class A Common Stock (that resulted from the Sponsor Holders forfeiting 1,242,975 shares of the then-issued and outstanding Banyan Class A Common Stock which were re-issued as 1,242,975 shares of New Pinstripes Class A Common Stock) issued to the Pinstripes Stockholders at the Closing of the Business Combination.

The number of shares held by the Pinstripes Stockholders does not include (i) the 2,500,000 shares of New Pinstripes Series B-1 Common Stock that are subject to certain subject to certain vesting conditions pursuant to the Second Amended and Restated Certificate of Incorporation of New Pinstripes; (ii) the 2,500,000 shares of New Pinstripes Series B-2 Common Stock held by the Pinstripes Stockholders that are subject to certain vesting conditions pursuant to the Second Amended and Restated Certificate of Incorporation of New Pinstripes; or (iii) the 4,000,000 shares of New Pinstripes Series B-3 Common Stock held by the Pinstripes Stockholders that are subject to certain vesting conditions pursuant to the Second Amended and Restated Certificate of Incorporation of New Pinstripes.

For the avoidance of doubt, the Series I Investors are not, and do not constitute, Pinstripes Stockholders as referenced herein.

(2)	Represents (i) the 850,648 then-issued and outstanding shares of Pinstripes Common Stock (that resulted from the automatic conversion of Pinstripes’ Series I Redeemable Convertible Preferred Stock immediately prior to the Closing of the Business Combination) that were automatically cancelled and exchanged into 2,126,620 shares of New Pinstripes Class A Common Stock, based on the Series I Exchange Ratio of approximately 2.5 shares of New Pinstripes Class A Common Stock for each share of Pinstripes Common Stock or common stock equivalent, at the Closing of the Business Combination; (ii) the 35,102 then-issued and outstanding shares of Pinstripes Common Stock (that resulted from the automatic conversion of the cumulative unpaid dividends on Pinstripes’ Series I Redeemable Convertible Preferred Stock immediately prior to the Closing of the Business Combination) that were automatically cancelled and exchanged into 87,755 shares of New Pinstripes Class A Common Stock, based on the Series I Exchange Ratio of approximately 2.5 shares of New Pinstripes Class A Common Stock for each share of Pinstripes Common Stock or common stock equivalent, at the Closing of the Business Combination; and (iii) the 507,025 shares of New Pinstripes Class A Common Stock (that resulted from the Sponsor Holders forfeiting 507,025 shares of the then-issued and outstanding Banyan Class A Common Stock, which were re-issued as 507,025 shares of New Pinstripes Class A Common Stock) issued to the Series I Investors at the Closing of the Business Combination.

(3)	Reflects the 2,646,520 of the then-issued and outstanding shares of Banyan Class A Common Stock held by the Sponsor Holders that continued as 2,646,520 shares of New Pinstripes Class A Common Stock at the Closing of the Business Combination.

(4)	Represents (i) the 32,203 of the then-issued and outstanding shares of Banyan’s Redeemable Class A Common Stock that converted, on a on-for-one basis, into 32,203 shares of New Pinstripes Class A Common Stock at the Closing of the Business Combination; and (ii) the 1,018,750 shares of New Pinstripes Class A Common Stock (that resulted from the Sponsor Holders forfeiting 1,018,750 shares of the then-issued and outstanding Banyan Class A Common Stock, which were re-issued as 1,018,750 shares of New Pinstripes Class A Common Stock) issued to Banyan equityholders, pursuant to certain non-redemption agreements, at the Closing of the Business Combination.

(5)	Reflects the 50,000 shares of New Pinstripes Class A Common Stock being issued within five (5) business days after the Closing of the Business Combination to a third-party as payment for $0.5 million of Pinstripes’ incurred transaction costs. The $0.5 million of transaction costs primarily represent fees incurred by Pinstripes for financial advisory, legal, and other professional services in connection with the Closing of the Business Combination.

Note 3 – Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of October 15, 2023

Refer to the items below for a reconciliation of the pro forma adjustments reflected in the unaudited pro forma condensed combined balance sheet as of October 15, 2023:

3(a) Cash and cash equivalents – Reflects the impact of the Business Combination on the cash and cash equivalents balance of New Pinstripes. The table summarizes the pro forma adjustments as follows:

Description	Note	Amount
(Amounts in thousands)
Proceeds from Pinstripes’ financing arrangements, net debt issuance costs	3 (a)(i)	$9,700
Payments of interest on Pinstripes’ financing arrangements	3 (a)(ii)	(1,561)
Proceeds from the exercise of Pinstripes' liability-classified warrants	3 (a)(iii)	1
Proceeds from Banyan’s promissory notes	3 (a)(iv)	10
Proceeds from the Tranche 1 Loan closed in connection with the Closing of the Business Combination	3 (a)(v)	50,000
Payment of Banyan’s outstanding promissory notes	3 (a)(vi)	(516)
Payment of Banyan’s transaction costs	3 (a)(vii)	(16,381)
Payment of Pinstripes’ transaction costs	3 (a)(viii)	(5,494)
Reclassification of the funds held in the Trust Account at the Closing of the Business Combination	3 (a)(ix)	346
Pro Forma Adjustment – Cash and cash equivalents		$36,105

3(a)(i)	Represents the $9.7 million of proceeds received from Pinstripes’ financing arrangements issued subsequent to October 15, 2023, net $0.3 million of aggregate payments in settlement of debt issuance costs. See Note 3(c)(i), Other long-term assets, and Note 3(h)(i), Long-term debt, for the corresponding pro forma adjusting entries.
3(a)(ii)	Reflects the $1.6 million of aggregate interest payments on Pinstripes’ financing arrangements through the Closing of the Business Combination. $1.2 million of the total $1.6 million aggregate interest payments represents the payments for interest accreted on Pinstripes’ financing arrangements subsequent to October 15, 2023. $0.4 million of the total $1.6 million aggregate interest payments represents payments for interest accrued on Pinstripes’ unaudited historical consolidated balance sheet as of October 15, 2023, as a component of the other current liabilities balance. Refer to Note 3(f)(i), Other current liabilities, and Note 3(q)(i), Accumulated deficit, for the corresponding pro forma adjusting entries.
3(a)(iii)	Reflects the proceeds received for the exercise of 160,149 shares of Pinstripes’ liability-classified warrants subsequent to October 15, 2023, in exchange for the issuance of 160,149 shares of Pinstripes Common Stock. See Note 3(f)(ii), Other current liabilities, Note 3(l)(i), Pinstripes Common Stock, and Note 3(p)(i), Additional paid-in capital, for the corresponding pro forma adjusting entries.
3(a)(iv)	Reflects the proceeds received from Banyan’s promissory notes issued to related parties subsequent to September 30, 2023. Refer to Note 3(g)(i), Promissory notes, related parties, for the corresponding pro forma adjusting entry.
3(a)(v)	Reflects the $50.0 million of proceeds received from the Tranche 1 Loan closed in connection with the Business Combination. See Note 3(h)(ii), Long-term debt, and Note 3(p)(xv), Additional paid-in capital, for the corresponding pro forma adjusting entries.
3(a)(vi)	Reflects the $0.5 million payment for the settlement of Banyan’ outstanding promissory notes due to related parties, at the Closing of the Business Combination. Refer to Note 3(g)(ii), Promissory notes, related parties, for the corresponding pro forma adjusting entry.
3(a)(vii)	Reflects the $16.4 million aggregate payments for nonrecurring transaction costs incurred by Banyan and settled at the Closing of the Business Combination. The transaction costs primarily represent fees incurred by Banyan for financial advisory, legal, and other professional services in connection with the Closing of the Business Combination. Of the $16.4 million of transaction costs, (1) $0.4 million were included on Banyan’s unaudited historical condensed consolidated balance sheet as of September 30, 2023, as a component of the accounts payable balance (see corresponding pro forma adjustment entry at Note 3(d)(i), Accounts payable); (2) $3.5 million were accrued on the unaudited historical condensed consolidated balance sheet of Banyan as of September 30, 2023, as a component of the accrued expense balance (refer to Note 3(e), Accrued expenses, for the corresponding pro forma adjusting entry); (3) $3.3 million were for the settlement of the deferred underwriting fees accrued on Banyan’s unaudited historical condensed consolidated balance sheet as of September 30, 2023 (see corresponding pro forma adjusting entry at Note 3(i), Deferred underwriting fees); and (4) the approximate remaining $9.2 million were for the settlement of transaction costs that were incurred by Banyan subsequent to September 30, 2023 (refer to Note 3(q)(vii), Accumulated deficit, the corresponding pro forma adjusting entry).

3(a)(viii)	Reflects the $5.5 million aggregate payments for nonrecurring transaction costs incurred by Pinstripes and settled at the Closing of the Business Combination. The transaction costs primarily represent fees incurred by Pinstripes for financial advisory, legal, and other professional services in connection with the Closing of the Business Combination. Of the $5.5 million of transaction costs, (1) $1.4 million were for the settlement of transaction costs included on Pinstripes’ unaudited historical consolidated balance sheet as of October 15, 2023, as a component of the accounts payable balance (see corresponding pro forma adjustment entries at Note 3(d)(ii), Accounts payable); (2) $0.3 million were for the settlement of transaction costs accrued on the unaudited historical consolidated balance sheet of Pinstripes as of October 15, 2023, as a component of the other current liabilities balance (refer to Note 3(f)(iv), Other current liabilities, for the corresponding pro forma adjusting entry); and (3) the approximate remaining $3.8 million were for the settlement of transaction costs that were incurred by Pinstripes subsequent to October 15, 2023. Refer to Note 3(p)(v), Additional paid-in capital, for the corresponding pro forma adjusting entry.
3(a)(ix)	Represents the $0.4 million release of the funds held in the Trust Account, which was dissolved and liquidated at the Closing of the Business Combination. Refer to Note 3(b)(v), Funds held in the Trust Account, for the corresponding pro forma adjusting entry.

3(b)	Funds held in the Trust Account – Represents the reclassification of the funds held in Trust Account that became available at the Closing of the Business Combination after giving effect to the impact of the Extension Amendment and the Redemption Limitation Amendment. The table summarizes the pro forma adjustments as follows:

Description	Note	Amount
(Amounts in thousands)
Redemption of Banyan’s Redeemable Class A Common Stock in connection with the Extension Amendment and the Redemption Limitation Amendment	3 (b)(i)	$(14,103)
Increase to the funds held in the Trust Account in connection with the Extension Amendment	3 (b)(ii)	53
Net increase to the funds held in the Trust Account in connection with the Closing of the Business Combination	3 (b)(iii)	516
Redemption of Banyan’s Redeemable Class A Common Stock in connection with the Closing of the Business Combination	3 (b)(iv)	(28,544)
Reclassification of the funds held in the Trust Account at the Closing of the Business Combination	3 (b)(v)	(346)
Pro Forma Adjustment – Funds held in the Trust Account		$(42,424)

3(b)(i)	Reflects the $14.1 million aggregate redemption price for the redemption of 1,314,065 shares of Banyan’s Redeemable Class A Common Stock in connection with the Extension Amendment and the Redemption Limited Amendment subsequent to September 30, 2023. The $14.1 million aggregate redemption price was calculated using the redemption price of approximately $10.73 per share (based on the $42.9 million of funds held in the Trust Account at the Extension Amendment and the Redemption Limitation Amendment date of December 21, 2023). See Note 3(k)(i), Banyan’s Redeemable Class A Common Stock, for the corresponding pro forma adjusting entry.
3(b)(ii)	Reflects the $0.1 million deposit to the funds held in the Trust Account in connection with the Extension Amendment subsequent to September 30, 2023, calculated at an amount of $0.02 per outstanding share of Banyan’s Redeemable Class A Common Stock (based on the 2,684,622 outstanding shares of Banyan’s Redeemable Class A Common Stock as of December 22, 2023), for the settlement of the Sponsor Holders’ contractual obligation to remit the $0.1 million deposit following the approval of the Extension Amendment. Refer to Note 3(q)(iii), Accumulated deficit, for the corresponding pro forma adjusting entry.
3(b)(iii)	Reflects the $0.5 million net increase to the funds held in the Trust Account as of the Closing of the Business Combination. The increase is comprised of interest earned on the funds held in the Trust Account during the period from October 1, 2023 to the Closing of the Business Combination, net of (1) taxes and fees payable thereon and (2) the Sponsor Holders’ $0.1 million deposit to the funds held in the Trust Account. See Note 3(q)(xii), Accumulated deficit, for the corresponding pro forma adjusting entry.
3(b)(iv)	Reflects the $28.5 million aggregate redemption price for the redemption of 2,652,419 shares of Banyan’s Redeemable Class A Common Stock in connection with the Closing of the Business Combination. The $28.5 million aggregate redemption price was calculated using the actual redemption price of approximately $10.76 per share (based on the $28.9 million of funds held in the Trust Account at the Closing of the Business Combination). Refer to Note 3(k)(iv), Banyan’s Redeemable Class A Common Stock, for the corresponding pro forma adjusting entry.

3(b)(v)	Represents the $0.4 million release of the funds held in the Trust Account, which was dissolved and liquidated at the Closing of the Business Combination. Refer to Note 3(a)(ix), Cash and cash equivalents, for the corresponding pro forma adjusting entry.

3(c)	Other long-term assets – Reflects the impact of Pinstripes’ financing arrangements and the Closing of the Business Combination on the pro forma combined other long-term assets balance. The table summarizes the pro forma adjustments as follows:

Description	Note	Amount
(Amounts in thousands)
Elimination of Pinstripes’ loan commitment asset associated with Pinstripes’ financing arrangements	3(c)(i)	$(967)
Reclassification of Pinstripes’ capitalized transaction costs	3(c)(ii)	(4,126)
Pro Forma Adjustment – Other long-term assets		$(5,093)

3(c)(i)	Reflects the $1.0 million elimination of Pinstripes’ loan commitment asset associated with Pinstripes’ right to additional financing, on amounts received from Pinstripes’ financing arrangements issued subsequent to October 15, 2023. Refer to Note 3(a)(i), Cash and cash equivalents, and Note 3(h)(i), Long-term debt, for the corresponding pro forma adjusting entries.

3(c)(ii)	Reflects the reclassification of Pinstripes’ $4.1 million capitalized transaction costs from classification within the other long-term assets balance to classification as a component of the additional paid-in capital balance at the Closing of the Business Combination in accordance with Staff Accounting Bulletin (“SAB”) Topic 5.A. The capitalized transaction costs primarily represent fees incurred by Pinstripes for financial advisory, legal, and other professional services in connection with the Closing of the Business Combination. Of the total $4.1 million capitalized transaction costs, $2.3 million relate to fees that were accrued on Pinstripes’ unaudited historical consolidated balance sheet as of October 15, 2023, as a component of the accounts payable balance; $0.3 million represent fees accrued on the unaudited historical consolidated balance sheet of Pinstripes as of October 15, 2023, as a component of the other current liabilities balance. The approximate remaining $1.5 million relates to fees incurred and paid by Pinstripes prior to October 16, 2023. See Note 3(p)(vii), Additional paid-in capital, for the corresponding pro forma adjusting entry.

3(d)	Accounts payable - Reflects the impact of the Closing of the Business Combination on the pro forma combined accounts payable balance. The table summarizes the pro forma adjustments as follows:

Description	Note	Amount
(Amounts in thousands)
Payment of Banyan’s transaction costs	3(d)(i)	$(365)
Payment of Pinstripes’ accounts payable, net transaction costs incurred subsequent to October 15, 2023	3(d)(ii)	(462)
Pro Forma Adjustment – Accounts payable		$(827)

3(d)(i)	Reflects the $0.4 million aggregate payments for the settlement of the nonrecurring transaction costs accrued as a component of the accounts payable balance on Banyan’s unaudited historical condensed consolidated balance sheet as of September 30, 2023, at the Closing of the Business Combination. The transaction costs primarily represent legal fees incurred by Banyan in connection with the Closing of the Business Combination. See Note 3(a)(vii), Cash and cash equivalents, for the corresponding pro forma adjusting entry.

3(d)(ii)	Reflects the $1.4 million aggregate payments for the settlement of the nonrecurring transaction costs accrued as a component of the accounts payable balance on Pinstripes’ unaudited historical consolidated balance sheet as of October 15, 2023, at the Closing of the Business Combination, net (1) approximately $0.7 million of transaction costs incurred by Pinstripes subsequent to October 15, 2023 and (2) $0.2 million of fees incurred by Pinstripes subsequent to October 15, 2023 for non-transaction related services. The transaction costs primarily represent fees incurred by Pinstripes for financial advisory, legal, and other professional services in connection with the Closing of the Business Combination. Refer to Note 3(a)(viii), Cash and cash equivalents, Note 3(p)(v), Additional paid-in capital, and Note 3(q)(viii), Accumulated deficit, for the corresponding pro forma adjusting entries.

3(e)	Accrued expenses - Represents the $3.5 million aggregate payments for the settlement of the nonrecurring transaction costs accrued as a component of the accrued expense balance on Banyan’s unaudited historical condensed consolidated balance sheet as of September 30, 2023, at the Closing of the Business Combination. The transaction costs primarily represent fees incurred by Banyan for financial advisory, legal, and other professional services in connection with the Closing of the Business Combination. See Note 3(a)(vii), Cash and cash equivalents, for the corresponding pro forma adjusting entry.

3(f)	Other current liabilities – Represents the pro forma impact of the Business Combination of New Pinstripes’ other current liabilities balance. The table summarizes the pro forma adjustments as follows:

Description	Note	Amount
(Amounts in thousands)
Payments of interest on Pinstripes’ financing arrangements	3(f)(i)	$(386)
Exercise of Pinstripes' liability-classified warrants	3(f)(ii)	(2,202)
Reclassification of Pinstripes’ liability-classified warrants to equity-classification	3(f)(iii)	(1,049)
Payment of Pinstripes’ transaction costs	3(f)(iv)	(340)
Accretion of interest on Pinstripes Convertible Notes	3(f)(v)	11
Pro Forma Adjustment – Other current liabilities		$(3,966)

3(f)(i)	Reflects the $0.4 million of aggregate interest payments for the settlement of the interest accrued on Pinstripes’ unaudited historical consolidated balance sheet as of October 15, 2023, payable on Pinstripes’ financing arrangements. See Note 3(a)(ii), Cash and cash equivalents, for the corresponding pro forma adjusting entry.
3(f)(ii)	Reflects the $2.2 million derecognition of Pinstripes’ warrant liability upon the exercise of 160,149 shares of Pinstripes’ liability-classified warrants subsequent to October 15, 2023, for the issuance of 160,149 shares of Pinstripes Common Stock. Refer to Note 3(a)(iii), Cash and cash equivalents, Note 3(l)(i), Pinstripes Common Stock, and Note 3(p)(i), Additional paid-in capital, for the corresponding pro forma adjusting entries.
3(f)(iii)	Reflects the $1.0 million reclassification of 76,285 shares of Pinstripes' liability-classified warrants to equity-classification upon the resolution of the warrants’ issuance contingency (as the warrants no longer met the liability-classification requirements and meet all other conditions for equity-classification under ASC 815-40) subsequent to October 15, 2023. See Note 3(p)(vi), Additional paid-in capital, for the corresponding pro forma entry.
3(f)(iv)	Reflects the $0.3 million aggregate payments for the settlement of the nonrecurring transaction costs accrued as a component of the other current liabilities balance on Pinstripes’ unaudited historical consolidated balance sheet as of October 15, 2023, at the Closing of the Business Combination. The transaction costs primarily represent fees incurred by Pinstripes for financial advisory, legal, and other professional services in connection with the Closing of the Business Combination. Refer to Note 3(a)(viii), Cash and cash equivalents, for the corresponding pro forma adjusting entry.
3(f)(v)	Reflects the accretion of interest on Pinstripes Convertible Notes during the period from October 16, 2023 to the Closing of the Business Combination, which were converted to shares of New Pinstripes Class A Common Stock at the Closing of the Business Combination. See Note 3(q)(ix), Accumulated deficit, for the corresponding pro forma adjusting entry.

3(g)	Promissory notes, related parties – Reflects the impact of Banyan’s promissory notes and the Closing of the Business Combination on the pro forma combined promissory notes, related parties, balance. The table summarizes the pro forma adjustments as follows:

Description	Note	Amount
(Amounts in thousands)
Proceeds from Banyan’s promissory notes	3(g)(i)	$10
Payment of Banyan’s outstanding promissory notes	3(g)(ii)	(516)
Pro Forma Adjustment – Promissory notes, related parties		$(506)

3(g)(i)	Reflects the proceeds received from Banyan’s promissory notes issued to related parties subsequent to September 30, 2023. Refer to Note 3(a)(iv), Cash and cash equivalents, for the corresponding pro forma adjusting entry.

3(g)(ii)	Reflects the $0.5 million payment for the settlement of the outstanding promissory notes due to related parties, at the Closing of the Business Combination. See Note 3(a)(vi), Cash and cash equivalents, for the corresponding pro forma adjusting entry.

3(h)	Long-term debt – Reflects the impact of Pinstripes’ financing arrangements and the Closing of the Business Combination on the pro forma combined long-term debt balance. The table summarizes the pro forma adjustments as follows:

Description	Note	Amount
(Amounts in thousands)
Proceeds from Pinstripes’ financing arrangements, net of debt discounts and debt issuance costs	3(h)(i)	$8,733
Proceeds from the Tranche 1 Loan closed in connection with the Closing of the Business Combination, net of debt discount	3(h)(ii)	32,669
Conversion of Pinstripes Convertible Notes into shares of Pinstripes Common Stock	3(h)(iii)	(5,000)
Pro Forma Adjustment – Long-term debt		$36,402

3(h)(i)	Reflects the $10.0 million of proceeds received from Pinstripes’ financing arrangements issued subsequent to October 15, 2023, net of debt financing costs (1) the $1.0 million debt discount relating to the elimination of Pinstripes’ loan commitment asset associated the amounts received from Pinstripes’ financing arrangements issued subsequent to October 15, 2023, and (2) the $0.3 million aggregate payments for debt issuance costs. Refer to Note 3(a)(i), Cash and cash equivalents, and Note 3(c)(i), Other long-term assets, for the corresponding pro forma adjusting entries.

3(h)(ii)	Reflects the $50.0 million of proceeds received from the Tranche 1 Loan closed in connection with the Closing of the Business Combination., net of the estimated $17.3 million debt discount associated with the allocation of $17.3 million of the total $50.0 million proceeds to the New Pinstripes’ equity-classified warrants issued simultaneously with, and in contemplation of, the Tranche 1 Loan. See Note 3(a)(v), Cash and cash equivalents, and Note 3(p)(xv), Additional paid-in capital, for the corresponding pro forma adjusting entries.

3(h)(iii)	Reflects the conversion of the outstanding $5.0 million Pinstripes Convertible Notes into 500,000 shares of Pinstripes Common Stock immediately prior to the Closing of the Business Combination. Refer to Note 3(l)(iii), Pinstripes Common Stock, and Note 3(p)(vix), Additional paid-in capital, for the corresponding pro forma adjusting entries.

3(i)	Deferred underwriting fees– Reflects the settlement of $3.3 million of Banyan’s deferred underwriting fees payable at the Closing of the Business Combination from the funds held in Trust Account, after taking into effect the reduction of $0.3 million reduction of the deferred underwriting fees subsequent to September 30, 2023. Refer to Note 3(a)(vii), Cash and cash equivalents, and Note 3(q)(ii), Accumulated deficit, for the respective corresponding pro forma adjusting entries.

3(j)	Pinstripes’ Redeemable Convertible Preferred Stock – Represents the impact of the accretion of cumulative unpaid dividends on Pinstripes’ Series I Redeemable Convertible Preferred Stock and the Closing of the Business Combination on the pro forma combined Pinstripes’ Redeemable Convertible Preferred Stock balance. The table summarizes the pro forma adjustments as follows:

Description	Note	Amount
(Amounts in thousands)
Accretion of cumulative unpaid dividends on Pinstripes’ Series I Redeemable Convertible Preferred Stock	3(j)(i)	350
Conversion of Pinstripes’ Redeemable Convertible Preferred Stock into shares of Pinstripes Common Stock	3(j)(ii)	(75,612)
Pro Forma Adjustment – Pinstripes’ Redeemable Convertible Preferred Stock		$(75,262)

3(j)(i)	Reflects the $0.3 million accretion of cumulative unpaid dividends on Pinstripes’ Series I Redeemable Convertible Preferred Stock during the period from October 16, 2023 to the Closing of the Business Combination. The $0.3 million of cumulative unpaid dividends are payable in 13,988 shares of Pinstripes’ Series I Redeemable Convertible Preferred Stock. Refer to Note 3(q)(x), Accumulated deficit, for the corresponding pro forma adjusting entry.

3(j)(ii)	Represents the $75.6 million conversion of the outstanding 11,089,698 shares of Pinstripes’ Redeemable Convertible Preferred Stock into 11,089,698 shares of Pinstripes Common Stock (including the 850,648 shares converted from Pinstripes’ Series I Redeemable Convertible Preferred Stock, the 21,114 shares converted from the cumulative unpaid dividends accrued thereon as of October 15, 2023, and the 13,988 shares converted relating to the accretion of cumulative unpaid dividends on Pinstripes’ Series I Redeemable Convertible Preferred Stock during the period from October 15, 2023) immediately prior to the Closing of the Business Combination. See Note 3(l)(iv), Pinstripes Common Stock, and Note 3(p)(x), Additional paid-in capital, for the corresponding adjusting pro forma entries.

3(k)	Banyan’s Redeemable Class A Common Stock – Represents the impact of the Extension Amendment, the Redemption Limitation Amendment, and the Closing of the Business Combination on the pro forma combined Banyan’s Redeemable Class A Common Stock balance. The table summarizes the pro forma adjustments as follows:

Description	Note	Amount
(Amounts in thousands)
Redemption of Banyan's Redeemable Class A Common Stock in connection with the Extension Amendment and the Redemption Limitation Amendment	3(k)(i)	$(14,103)
Remeasurement of Banyan’s Redeemable Class A Common Stock to redemption value in connection with the Extension Amendment	3(k)(ii)	53
Remeasurement of Banyan’s Redeemable Class A Common Stock to redemption value in connection with the Closing of the Business Combination	3(k)(iii)	516
Redemption of Banyan's Redeemable Class A Common Stock in connection with the Closing of the Business Combination	3(k)(iv)	(28,544)
Conversion of Banyan’s Redeemable Class A Common Stock into shares of New Pinstripes Class A Common Stock	3(k)(v)	(346)
Pro Forma Adjustment – Banyan’s Redeemable Class A Common Stock		$(42,424)

3(k)(i)	Reflects the $14.1 million aggregate redemption price for the redemption of 1,314,065 shares of Banyan’s Redeemable Class A Common Stock in connection with the Extension Amendment and the Redemption Limited Amendment subsequent to September 30, 2023. The $14.1 million aggregate redemption price was calculated using the redemption price of approximately $10.73 per share (based on the $42.9 million of funds held in the Trust Account at the Extension Amendment and the Redemption Limitation Amendment date of December 21, 2023). See Note 3(b)(i), Funds held in the Trust Account, for the corresponding pro forma adjusting entry.

3(k)(ii)	Reflects the $0.1 million remeasurement of Banyan’s Redeemable Class A Common Stock to redemption value in connection with the $0.1 million deposit to the funds held in the Trust Account subsequent to September 30, 2023, calculated at an amount of $0.02 per outstanding share of Banyan’s Redeemable Class A Common Stock (based on the 2,684,622 outstanding shares of Banyan’s Redeemable Class A Common Stock as of December 22, 2023), for the settlement of the Sponsor Holders’ contractual obligation to remit the $0.1 million deposit following the approval of the Extension Amendment. Refer to Note 3(q)(iv), Accumulated deficit, for the corresponding pro forma adjusting entry.

3(k)(iii)	Reflects the $0.5 million remeasurement of Banyan’s Redeemable Class A Common Stock to redemption value as of the Closing of the Business Combination, reflective of the net increase to the funds held in the Trust Account. The increase resulted from the interest earned on the funds held in the Trust Account during the period from October 1, 2023 to the Closing of the Business Combination, net of (1) taxes and fees payable thereon and (2) the Sponsor Holders’ $0.1 million deposit to the funds held in the Trust Account. Refer to Note 3(q)(xiii), Accumulated deficit, for the corresponding pro forma adjusting entry.

3(k)(iv)	Reflects the $28.5 million aggregate redemption price for the redemption of 2,652,419 shares of Banyan’s Redeemable Class A Common Stock in connection with the Closing of the Business Combination. The $28.5 million aggregate redemption price was calculated using the actual redemption price of approximately $10.76 per share (based on the $28.9 million of funds held in the Trust Account at the Closing of the Business Combination). See Note 3(b)(iv), Funds held in the Trust Account, for the corresponding pro forma adjusting entry.

3(k)(v)	Reflects the $0.4 million conversion of the outstanding 32,203 shares of Banyan’s Redeemable Class A Common Stock into 32,303 shares of New Pinstripes Class A Common Stock at the Closing of the Business Combination. Refer to Note 3(m)(i), New Pinstripes Class A Common Stock, and Note 3(p)(xii), Additional paid-in capital, for the corresponding pro forma adjusting entries.

3(l)	Pinstripes Common Stock – Represents the impact of the exercise of Pinstripes’ liability-classified warrants, the exercise of Pinstripes’ options, and the Closing of the Business Combination on the pro forma combined Pinstripes Common Stock balance. The table summarizes the pro forma adjustments as follows:

Description	Note	Amount
(Amounts in thousands)
Exercise of Pinstripes’ liability-classified warrants	3(l)(i)	$2
Exercise of Pinstripes’ options	3(l)(ii)	0
Conversion of Pinstripes Convertible Notes into shares of Pinstripes Common Stock	3(l)(iii)	5
Conversion of Pinstripes’ Redeemable Convertible Preferred Stock into shares of Pinstripes Common Stock	3(l)(iv)	111
Conversion of Pinstripes’ equity-classified warrants into shares of Pinstripes Common Stock	3(l)(v)	4
Conversion of Pinstripes Common Stock to shares of New Pinstripes Class A Common Stock	3(l)(vi)	(184)
Pro Forma Adjustment – Pinstripes Common Stock		$(62)

3(l)(i)	Reflects the exercise of 160,149 shares of Pinstripes’ liability-classified warrants subsequent to October 15, 2023, for the issuance of 160,149 shares of Pinstripes Common Stock at a par value of $0.01 per share resulting in an aggregate par value of $1,601. Refer to Note 3(a)(iii), Cash and cash equivalents, Note 3(f)(ii), Other current liabilities, and Note 3(p)(i), Additional paid-in capital, for the corresponding pro forma adjusting entries.

3(l)(ii)	Reflects the cashless exercise of Pinstripes’ options subsequent to October 15, 2023, for the issuance of 24,517 shares of Pinstripes Common Stock at a par value of $0.01 per share resulting in an aggregate par value of $245. See Note 3(p)(xi), Additional paid-in capital, for the corresponding pro forma adjusting entry.

3(l)(iii)	Reflects the conversion of the outstanding Pinstripes Convertible Notes into 500,000 shares of Pinstripes Common Stock at a par value of $0.01 per share immediately prior to the Closing of the Business Combination, resulting in an aggregate par value of $5,000. Refer to Note 3(h)(iii), Long-term debt, and Note 3(p)(xiv), Additional paid-in capital, for the corresponding pro forma adjusting entries.

3(l)(iv)	Represents the conversion of the outstanding 11,089,698 shares of Pinstripes’ Redeemable Convertible Preferred Stock into 11,089,698 shares of Pinstripes Common Stock at a par value of $0.01 per share immediately prior to the Closing of the Business Combination, resulting in an aggregate par value of $110,897. See Note 3(j)(ii), Pinstripes’ Redeemable Convertible Preferred Stock, and Note 3(p)(x), Additional paid-in capital, for the corresponding adjusting pro forma entries.

3(l)(v)	Reflects the conversion of the outstanding 354,426 shares of Pinstripes’ equity-classified warrants into 354,436 shares of Pinstripes Common Stock at a par value of $0.01 per share immediately prior to the Closing of the Business Combination, resulting in an aggregate par value of $3,544. Refer to Note 3(p)(xi), Additional paid-in capital, for the corresponding pro forma adjusting entry.

3(l)(vi)	Reflects the conversion of the outstanding 18,307,759 shares of Pinstripes Common Stock into 34,420,833 shares of New Pinstripes A Common Stock at the Closing of the Business Combination, as consideration for the reverse recapitalization. Refer to Note 3(m)(ii), New Pinstripes Class A Common Stock, and Note 3(p)(xiii), Additional paid-in capital, for the corresponding pro forma adjusting entries.

3(m)	New Pinstripes Class A Common Stock - Represents the impact of the Business Combination on the pro forma combined New Pinstripes Class A Common Stock balance. The table below summarizes the pro forma adjustments as follows:

Description	Note	Amount
(Amounts in thousands)
Conversion of Banyan’s Redeemable Class A Common Stock into shares of New Pinstripes Class A Common Stock	3(m)(i)	$0
Conversion of Pinstripes Common Stock into shares of New Pinstripes Class A Common Stock	3(m)(ii)	3
Conversion of Banyan Class A Common Stock into shares of New Pinstripes Class A Common Stock	3(m)(iii)	0
Conversion of Banyan Class B Common Stock into shares of New Pinstripes Class A Common Stock	3(m)(iv)	1
Issuance of New Pinstripes Class A Common Stock as payment for Pinstripes’ transaction costs	3(m)(v)	0
Pro Forma Adjustment – New Pinstripes Class A Common Stock		$4

3(m)(i)	Reflects the conversion of the outstanding 32,203 shares of Banyan’s Redeemable Class A Common Stock into 32,203 shares of New Pinstripes Class A Common Stock at a par value of $0.001 per share upon the Closing of the Business Combination, resulting in an aggregate par value of $3. Refer to Note 3(k)(v), Banyan’s Redeemable Class A Common Stock, and Note 3(p)(xii), Additional paid-in capital, for the corresponding pro forma adjusting entries.

3(m)(ii)	Reflects the conversion of the outstanding 18,307,759 shares of Pinstripes Common Stock into 34,420,833 shares of New Pinstripes Class A Common Stock at a par value of $0.001 per share upon the Closing of the Business Combination as consideration for the reverse recapitalization, resulting in an aggregate par value of $3,442. See Note 3(l)(vi), Pinstripes Common Stock, and Note 3(p)(xiii), Additional paid-in capital, for the corresponding pro forma adjusting entries.

3(m)(iii)	Reflects the conversion of the outstanding 2,000,000 shares of Banyan Class A Common Stock into 2,000,000 shares of New Pinstripes Class A Common Stock at a par value of $0.001 per share upon the Closing of at Business Combination, resulting in an aggregate par value of $200. Refer to Note 3(n), Banyan Class A Common Stock, for the corresponding pro forma adjusting entry.

3(m)(iv)	Reflects the conversion of the outstanding 5,245,000 shares of Banyan Class B Common Stock into 5,245,000 shares of New Pinstripes Class A Common Stock at a par value of $0.001 per share upon the Closing of the Business Combination, resulting in an aggregate par value of $525. See Note 3(o), Banyan Class B Common Stock, for corresponding pro forma adjusting entry.

3(m)(v)	Reflects the 50,000 shares of New Pinstripes Class A Common Stock at a par value of $0.001 per share, being issued within five (5) business days after the Closing of the Business Combination for the settlement of $0.5 million of Pinstripes’ incurred transaction costs resulting in an aggregate par value of $5. The $0.5 million transaction costs primarily represent fees incurred by Pinstripes for financial advisory, legal, and other professional services in connection with the Closing of the Business Combination. Refer to Note 3(p)(xvi), Additional paid-in capital, for the corresponding pro forma adjusting entry.

3(n)	Banyan Class A Common Stock - Reflects the conversion of 5,415,000 shares of Banyan Class A Common Stock into 5,415,000 shares of New Pinstripes Class A Common Stock, at a par value of $0.0001 per share, and the conversion of 1,485,000 shares of Banyan Class A Common Stock into 915,000 shares of New Pinstripes Class B-1 Common Stock, at a par value of $0.0001 per share, and 570,000 shares of New Pinstripes Class B-2 Common Stock, at a par value of $0.0001 per share, upon the Closing of the Business Combination, after giving effect to the conversion of 4,900,000 shares of Banyan Class B Common Stock to Banyan Class A Common Stock in connection with the Extension Amendment. Refer to Note 3(m)(iii), New Pinstripes Class A Common Stock, for the corresponding pro forma adjusting entry.

3(o)	Banyan Class B Common Stock – Reflects the conversion of the 345,000 outstanding shares of Banyan Class B Common Stock into 345,000 shares of New Pinstripes Class B-2 Common Stock, at a par value of $0.0001 per share, upon the Closing of the Business Combination, after giving effect to the conversion of 4,900,000 shares of Banyan Class B Common Stock to Banyan Class A Common Stock in connection with the Extension Amendment. See Note 3(m)(iv), New Pinstripes Class A Common Stock, for the corresponding pro forma adjusting entry.

3(p)	Additional paid-in capital – Represents the impact of Pinstripes’ liability-classified warrants, the issuance of Pinstripes’ equity-classified warrants, the exercise and forfeitures of Pinstripes’ options, and the Closing of the Business Combination on the pro forma combined additional paid-in capital balance. The table below summarizes the pro forma adjustments as follows:

Description	Note	Amount
(Amounts in thousands)
Exercise of Pinstripes' liability-classified warrants	3(p)(i)	$2,201
Issuance of Pinstripes’ equity-classified warrants	3(p)(ii)	22
Exercise of Pinstripes' options	3(p)(iii)	0
Forfeiture of Pinstripes’ options	3(p)(iv)	(17)
Transaction costs incurred by Pinstripes’ subsequent to October 15, 2023	3(p)(v)	(4,512)
Reclassification of Pinstripes’ liability-classified warrants to equity-classification	3(p)(vi)	1,049
Reclassification of Pinstripes’ capitalized transaction costs	3(p)(vii)	(4,126)
Accelerated vesting of Pinstripes’ options	3(p)(viii)	30
Conversion of Pinstripes Convertible Notes into shares of Pinstripes Common Stock	3(p)(ix)	4,995
Conversion of Pinstripes’ Redeemable Convertible Preferred Stock into shares of Pinstripes Common Stock	3(p)(x)	75,501
Conversion of Pinstripes’ equity-classified warrants into shares of Pinstripes Common Stock	3(p)(xi)	(4)
Conversion of Banyan’s Redeemable Class A Common Stock into shares of New Pinstripes Class A Common Stock	3(p)(xii)	346
Conversion of Pinstripes Common Stock into shares of New Pinstripes Class A Common Stock	3(p)(xiii)	181
Reclassification of Banyan's accumulated deficit to additional paid-in capital (elimination)	3(p)(xiv)	(23,118)
Issuance of New Pinstripes’ equity-classified warrants associated with the Tranche 1 Loan	3(p)(xv)	17,331
Issuance of New Pinstripes Class A Common Stock as payment for Pinstripes’ transaction costs	3(p)(xvi)	0
Pro Forma Adjustment –Additional paid-in capital		$69,879

3(p)(i)	Reflects the exercise of 160,149 shares of Pinstripes’ liability-classified warrants in exchange for the issuance of 160,149 shares of Pinstripes Common Stock subsequent to October 15, 2023, resulting in a $2.2 million adjustment to additional paid-in capital. Refer to Note 3(a)(iii), Cash and cash equivalents, Note 3(f)(ii), Other current liabilities, and Note 3(l)(i), Pinstripes Common Stock, for the corresponding pro forma adjusting entries.
3(p)(ii)	Reflects the issuance of 18,070 shares of Pinstripes’ equity-classified warrants (exercisable for 18,070 shares of Pinstripes Common Stock) subsequent to October 15, 2023. See Note 3(q)(v), Accumulated deficit, for the corresponding pro forma adjusting entry.
3(p)(iii)	Reflects the cashless exercise of 24,517 Pinstripes’ options in exchange for the issuance of 24,517 shares of Pinstripes Common Stock subsequent to October 15, 2023. Refer to Note 3(l)(ii), Pinstripes Common Stock, for the corresponding pro forma adjusting entry.
3(p)(iv)	Reflects the impact of the reversal of Pinstripes’ previously recognized compensation cost on the additional paid-in capital balance, resulting from the forfeiture of 147,742 Pinstripes’ options subsequent to October 15, 2023. See Note 3(q)(vi), Accumulated deficit, for the corresponding pro forma adjusting entry.
3(p)(v)	Reflects the $4.5 million aggregate transaction costs incurred by Pinstripes subsequent to October 15, 2023. The transaction costs primarily represent fees incurred by Pinstripes for financial advisory, legal, and other professional services in connection with the Closing of the Business Combination. $3.8 million of the total $4.5 million aggregate transaction costs were paid by Pinstripes at the Closing of the Business Combination while the remaining $0.7 million of the total $4.5 million aggregate transaction costs are included as a component of the pro forma combined accounts payable balance. Refer to Note 3(a)(viii), Cash and cash equivalents, and Note 3(d)(ii), Accounts payable, for the corresponding pro forma adjusting entries.
3(p)(vi)	Reflects the $1.0 million reclassification of 76,285 shares of Pinstripes’ liability-classified warrants to equity-classification upon the resolution of the warrants’ issuance contingency (as the warrants no longer met the liability-classification requirements and meet all other conditions for equity-classification under ASC 815-40) subsequent to October 15, 2023. See Note 3(f)(iii), Other current liabilities, for the corresponding pro forma entry.
3(p)(vii)	Reflects the reclassification of Pinstripes’ $4.1 million capitalized transaction costs from classification within the other long-term assets balance to classification as a component of the additional paid-in capital balance at the Closing of the Business Combination in accordance with SAB Topic 5.A. The capitalized transaction costs primarily represent fees incurred by Pinstripes for financial advisory, legal, and other professional services in connection with the Closing of the Business Combination. $2.3 million of the total $4.1 million capitalized transaction costs relate to the fees included on Pinstripes’ unaudited historical consolidated balance sheet as of October 15, 2023, as a component of accounts payable. $0.3 million of the total $4.1 million capitalized transaction costs represent the fees accrued on the unaudited historical consolidated balance sheet of Pinstripes as of October 15, 2023. The approximate remaining $1.5 million of the total $4.1 million capitalized transaction costs relates to fees incurred and paid by Pinstripes prior to October 16, 2023. Refer to Note 3(c)(ii), Other long-term assets, for the corresponding pro forma adjusting entry.

3(p)(viii)	Reflects the accelerated vesting of certain Pinstripes’ options with the historical share-based compensation plan of Pinstripes immediately prior to the Closing of the Business Combination. These Pinstripes’ options fully vested at the Closing of the Business Combination, a qualifying event. See Note 3(q)(xi), Accumulated deficit, for the corresponding pro forma adjusting entry.
3(p)(ix)	Reflects the conversion of the outstanding $5.0 million Pinstripes Convertible Notes into 500,000 shares of Pinstripes Common Stock immediately prior to the Closing of the Business Combination, resulting in a $5.0 million reclassification to additional paid-in capital. Refer to Note 3(h)(iii), Long-term debt, and Note 3(l)(iii), Pinstripes Common Stock, for the corresponding pro forma adjusting entries.
3(p)(x)	Represents the conversion of the outstanding 11,089,698 shares of Pinstripes’ Redeemable Convertible Preferred Stock into 11,089,698 shares of Pinstripes Common Stock (including the 850,648 shares converted from Pinstripes’ Series I Redeemable Convertible Preferred Stock, the 21,114 shares converted from the cumulative unpaid dividends accrued thereon as of October 15, 2023, and the 13,988 shares converted relating to the accretion of cumulative unpaid dividends on Pinstripes’ Series I Redeemable Convertible Preferred Stock during the period from October 16, 2023 to the Closing of the Business Combination) immediately prior to the Closing of the Business Combination, resulting in a $75.5 million reclassification to additional paid-in capital. See Note 3(j)(ii), Pinstripes’ Redeemable Convertible Preferred Stock, and Note 3(l)(iv), Pinstripes Common Stock, for the corresponding adjusting pro forma entries.
3(p)(xi)	Reflects the conversion of the outstanding 354,436 shares of Pinstripes’ equity-classified warrants into 354,436 shares of Pinstripes Common Stock immediately prior to the Closing of the Business Combination, resulting in a reclassification to additional paid-in capital. Refer to Note 3(l)(v), Pinstripes Common Stock, for the corresponding pro forma adjusting entry.
3(p)(xii)	Reflects the conversion of the outstanding 32,203 shares of Banyan’s Redeemable Class A Common Stock into 32,203 shares of New Pinstripes Class A Common Stock at the Closing of the Business Combination, resulting in a $0.4 million reclassification to additional paid-in capital See Note 3(k)(v), Banyan’s Redeemable Class A Common Stock, and Note 3(m)(i), New Pinstripes Class A Common Stock, for the corresponding pro forma adjusting entries.
3(p)(xiii)	Reflects the conversion of the outstanding 18,307,759 shares of Pinstripes Common Stock into 34,420,833 shares of New Pinstripes Class A Common Stock at the Closing of the Business Combination as consideration for the reverse recapitalization, resulting in the reclassification of $0.2 million to additional paid-in capital. Refer to Note 3(l)(vi), Pinstripes Common Stock, and Note 3(m)(ii), New Pinstripes Class A Common Stock, for the corresponding pro forma adjusting entries.
3(p)(xiv)	Reflects the $23.1 million elimination of Banyan’s historical accumulated deficit as part of the reverse recapitalization at the Closing of the Business Combination. See Note 3(q)(xiv), Accumulated deficit, for the corresponding pro forma adjusting entry.
3(p)(xv)	Reflects the $17.3 million of the total $50.0 million of proceeds received from the Tranche 1 Loan allocated to the issuance of 2,500,000 shares of New Pinstripes’ equity-classified warrants (exercisable for 2,500,000 shares of New Pinstripes Class A Common Stock) issued simultaneously with, and in contemplation of, the Tranche 1 Loan, at the Closing of the Business Combination. The Tranche 1 Loan was closed in connection with the Closing of the Business Combination. Refer to Note 3(a)(v), Cash and cash equivalents, and Note 3(h)(ii), Long-term debt, for the corresponding pro forma adjusting entries.
3(p)(xvi)	Reflects the 50,000 shares of New Pinstripes Class A Common Stock being issued within five (5) business days after the Closing of the Business Combination for the settlement of $0.5 million of Pinstripes’ incurred transaction costs. The $0.5 million of transaction costs primarily represent the fees incurred by Pinstripes for financial advisory, legal, and other professional services in connection with the Closing of the Business Combination. See Note 3(m)(v), New Pinstripes Class A Common Stock, for the corresponding pro forma adjusting entry.

3(q)	Accumulated deficit – Represents the impact of Pinstripes’ financing arrangements, the reduction of the deferred financing fees, the Extension Amendment, issuance of Pinstripes’ equity-classified warrants, the forfeiture of Pinstripes’ options, and the Closing of the Business Combination on the pro forma combined accumulated deficit balance. The table below reflects the pro forma adjustments as follows:

Description	Note	Amount
(Amounts in thousands)
Payments of interest on Pinstripes’ financing arrangements	3(q)(i)	$(1,175)
Reduction of deferred underwriting fees	3(q)(ii)	362
Increase to the funds held in the Trust Account in connection with the Extension Amendment	3(q)(iii)	53
Remeasurement of Banyan’s Redeemable Class A Common Stock to redemption value in connection with the Extension Amendment	3(q)(iv)	(53)
Issuance of Pinstripes’ equity-classified warrants	3(q)(v)	(22)
Forfeiture of Pinstripes’ options	3(q)(vi)	17
Payment of Banyan’s transaction costs	3(q)(vii)	(9,214)
Costs incurred by Pinstripes’ subsequent to October 15, 2023	3(q)(viii)	(180)
Accretion of interest on Pinstripes Convertible Notes	3(q)(ix)	(11)
Accretion of cumulative unpaid dividends on Pinstripes’ Series I Redeemable Convertible Preferred Stock	3(q)(x)	(350)
Accelerated vesting of Pinstripes’ options	3(q)(xi)	(30)
Net increase to the funds held in the Trust Account in connection with the Closing of the Business Combination	3(q)(xii)	516
Remeasurement of Banyan’s Redeemable Class A Common Stock to redemption value in connection with the Closing of the Business Combination	3(q)(xiii)	(516)
Reclassification of Banyan’s accumulated deficit to additional paid-in capital (elimination)	3(q)(xiv)	23,118
Pro Forma Adjustment – Accumulated deficit		$12,515

3(q)(i)	Reflects the $1.2 million of aggregate interest payments on Pinstripes' financing arrangements subsequent to October 15, 2023. Pinstripes’ financing arrangements. Refer to Note 3(a)(ii), Cash and cash equivalents, for the corresponding pro forma adjusting entry.
3(q)(ii)	Reflects the $0.3 million reduction of the deferred underwriting fees accrued on Banyan’s unaudited historical condensed consolidated balance sheet as of September 30, 2023 subsequent to September 30, 2023. See Note 3(i), Deferred underwriting fees, for the corresponding pro forma adjusting entry.
3(q)(iii)	Reflects the $0.1 million deposit to the funds held in the Trust Account in connection with the Extension Amendment subsequent to September 30, 2023, calculated at an amount of $0.02 per outstanding share of Banyan’s Redeemable Class A Common Stock (based on the 2,684,622 outstanding shares of Banyan’s Redeemable Class A Common Stock as of December 22, 2023), for the settlement of the Sponsor Holders’ contractual obligation to remit the $0.1 million deposit following the approval of the Extension Amendment. Refer to Note 3(b)(ii), Funds held in the Trust Account, for the corresponding pro forma adjusting entry.
3(q)(iv)	Reflects the $0.1 million remeasurement of Banyan’s Redeemable Class A Common Stock to redemption value in connection with the $0.1 million deposit to the funds held in the Trust Account subsequent to September 30, 2023, calculated at an amount of $0.02 per outstanding share of Banyan’s Redeemable Class A Common Stock (based on the 2,684,622 outstanding shares of Banyan’s Redeemable Class A Common Stock as of December 22, 2023), for the settlement of the Sponsor Holders’ contractual obligation to remit the $0.1 million deposit following the approval of the Extension Amendment. See Note 3(k)(ii), Banyan’s Redeemable Class A Common Stock, for the corresponding pro forma adjusting entry.
3(q)(v)	Reflects the issuance of 18,070 shares of Pinstripes’ equity-classified warrants (exercisable for 18,070 shares of Pinstripes Common Stock) subsequent to October 15, 2023. Refer to Note 3(p)(ii), Additional paid-in capital, for the corresponding pro forma adjusting entry.
3(q)(vi)	Reflects the impact of the reversal of Pinstripes’ previously recognized compensation cost on the additional paid-in capital balance, resulting from the forfeiture of 147,742 Pinstripes’ options subsequent to October 15, 2023. See Note 3(p)(iv), Additional paid-in capital, for the corresponding pro forma adjusting entry.
3(q)(vii)	Reflects the $9.2 million aggregate payments of nonrecurring transaction costs incurred by Banyan and settled at the Closing of the Business Combination. The transaction costs primarily represent fees incurred by Banyan for financial advisory, legal, and other professional services in connection with the Closing of the Business Combination. These costs are not reflected in the unaudited pro forma condensed combined statement of operations as they represent costs expected to be incurred and recognized by Banyan, not Pinstripes (e.g., the accounting acquirer for financial reporting purposes). Refer to Note 3(a)(vii), Cash and cash equivalents, for the corresponding pro forma adjusting entry.
3(q)(viii)	Reflects the $0.2 million aggrege costs incurred by Pinstripes subsequent to October 15, 2023 not related to the Closing of the Business Combination. See Note 3(d)(ii), Accounts payable, for the corresponding pro forma adjusting entry.
3(q)(ix)	Reflects the accretion of interest on Pinstripes Convertible Notes during the period from October 16, 2023 to the Closing of the Business Combination, which were converted to shares of New Pinstripes Class A Common Stock at the Closing of the Business Combination. Refer to Note 3(f)(v), Other current liabilities, for the corresponding pro forma adjusting entry.

3(q)(x)	Reflects the $0.3 million accretion of cumulative unpaid dividends on Pinstripes’ Series I Redeemable Convertible Preferred Stock during the period from October 16, 2023 to the Closing of the Business Combination, payable in 13,988 shares of Pinstripes’ Series I Redeemable Convertible Preferred Stock. See Note 3(j)(i), Pinstripes’ Redeemable Convertible Preferred Stock, for the corresponding pro forma adjusting entry.
3(q)(xi)	Reflects the accelerated vesting of certain Pinstripes’ options with the historical share-based compensation plan of Pinstripes immediately prior to the Closing of the Business Combination. These Pinstripes’ options fully vested at the Closing of the Business Combination, a qualifying event. Refer to Note 3(p)(viii), Additional paid-in capital, for the corresponding pro forma adjusting entry.
3(q)(xii)	Reflects the $0.5 million net increase to the funds held in the Trust Account as of the Closing of the Business Combination. The increase is comprised of interest earned on the funds held in the Trust Account during the period from October 1, 2023 to the Closing of the Business Combination, net of (1) taxes and fees payable thereon and (2) the Sponsor Holders’ $0.1 million deposit to the funds held in the Trust Account. See Note 3(b)(iii), Funds held in the Trust Account, for the corresponding pro forma adjusting entry.
3(q)(xiii)	Reflects the $0.5 million remeasurement of Banyan’s Redeemable Class A Common Stock to redemption value at the Closing of the Business Combination reflective of the net increase to the funds held in the Trust Account. The increase resulted from the interest earned on the funds held in the Trust Account during the period from October 1, 2023 to the Closing of the Business Combination, net of (1) taxes and fees payable thereon and (2) the Sponsor Holders’ $0.1 million deposit to the funds held in the Trust Account. Refer to Note 3(k)(iii), Banyan’s Redeemable Class A Common Stock, for the corresponding pro forma adjusting entry.
3(q)(xiv)	Reflects the $23.1 million elimination of Banyan's historical accumulated deficit as part of the reverse recapitalization at the Closing of the Business Combination. See Note 3(p)(xiv), Additional paid-in capital for the corresponding pro forma adjusting entry.

Note 4 – Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the Fiscal Year Ended April 30, 2023

Refer to the items below for a reconciliation of the pro forma adjustments reflected in the unaudited pro forma condensed combined statement of operations for the fiscal year ended April 30, 2023:

4(a)	Recognition of share-based payment expense - Reflects the stock compensation expense related to the accelerated vesting of certain Pinstripes’ options pursuant to the terms of the historical share-based compensation plan on Pinstripes. These Pinstripes Option awards fully vested at the Closing of the Business Combination. The accelerated vesting adjustment is considered to be a one-time charge and is not expected to recur.

4(b)	Elimination of interest income - Represents the $7.4 million elimination of Banyan’s historical interest income earned on the funds held in the Trust Account, which was dissolved and liquidated at the Closing of the Business Combination.

4(c)	Interest expense - Represents the impact of Pinstripes’ financing arrangements and the Closing of the Business Combination on the pro forma combined interest expense for the fiscal year ended April 30, 2023. The table below summarizes the pro forma adjustments as follows:

Description	Note	Amount
(Amounts in thousands)
Elimination of historical interest expense	4(c)(i)	$406
Accretion of interest on Pinstripes’ financing arrangements issued subsequent to April 30, 2023	4(c)(ii)	(3,138)
Accretion of interest on the Tranche 1 Loan closed subsequent to April 30, 2023, in connection with the Closing of the Business Combination	4(c)(iii)	(15,262)
Pro Forma Adjustment – Interest expense		$(17,994)

4(c)(i)	Reflects the $0.4 million elimination of historical interest expense on Pinstripes Convertible Notes, which were converted to shares of New Pinstripes Class A Common Stock at the Closing of the Business Combination.

4(c)(ii)	Represents the recognition of interest expense in the amount of $3.1 million including the amortization of debt issuance costs on Pinstripes' financing arrangements issued subsequent to April 30, 2023 in New Pinstripes’ unaudited pro form consolidated statement of operations for the twelve months ended April 30, 2023 giving effect to the Business Combination, had the Business Combination occurred on April 25, 2022.

4(c)(iii)	Represents the recognition of interest expense in the amount of $15.3 million including the amortization of debt issuance costs on the Tranche 1 Loan closed in connection with the Closing of the Business Combination in New Pinstripes’ unaudited pro form consolidated statement of operations for the twelve months ended April 30, 2023 giving effect to the Business Combination, had the Business Combination occurred on April 25, 2022.

4(d)	Elimination of the unrealized loss on funds held in the Trust Account - Represents the elimination of the historical unrealized loss on the funds held in the Trust Account, which was dissolved and liquidated at the Closing of the Business Combination.

Note 5 – Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the Twenty-Four Weeks Ended October 15, 2023

Refer to the items below for a reconciliation of the pro forma adjustments reflected in the unaudited pro forma condensed combined statement of operations for the twenty-four weeks ended October 15, 2023:

5(a)	Elimination of interest income - Represents the $1.7 million elimination of Banyan’s historical interest income earned on the funds held in the Trust Account, which was dissolved and liquidated at the Closing of the Business Combination.

5(b)	Interest expense - Represents the impact of Pinstripes financing arrangements and the Closing of the Business Combination on the pro forma combined interest expense for the twenty-four weeks ended October 15, 2023. The table below summaries the pro forma adjustments as follows:

Description	Note	Amount
(Amounts in thousands)
Elimination of historical interest expense	5(b)(i)	$186
Accretion of interest on Pinstripes’ financing arrangements issued subsequent to October 15, 2023	5(b)(ii)	(897)
Accretion of interest on the Tranche 1 Loan closed subsequent to October 15, 2023, in connection with the Closing of the Business Combination	5(b)(iii)	(7,879)
Pro Forma Adjustment – Interest expense		$(8,590)

5(b)(i)	Reflect the $0.2 million elimination of historical interest expense on Pinstripes Convertible Notes, which were converted to shares of New Pinstripes Class A Common Stock at the Closing of the Business Combination.

5(b)(ii)	Represents the recognition of interest expense in the amount of $0.9 million including the amortization of debt issuance costs on Pinstripes' financing arrangements issued subsequent to October 15, 2023 in New Pinstripes’ unaudited pro form consolidated statement of operations for the twenty-four weeks ended October 15, 2023 giving effect to the Business Combination, had the Business Combination occurred on April 25, 2022.

5(b)(iii)	Represents the recognition of interest expense in the amount of $7.9 million including the amortization of debt issuance costs on the Tranche 1 Loan closed in connection with the Closing of the Business Combination in New Pinstripes’ unaudited pro form consolidated statement of operations for the twenty-four weeks ended October 15, 2023 giving effect to the Business Combination, had the Business Combination occurred on April 25, 2022.

5(c)	Elimination of the unrealized loss on funds held in the Trust Account - Represents the approximate $0.1 million elimination of the historical unrealized loss on funds held in the Trust Account, which was dissolved and liquidated at the Closing of the Business Combination.

5(d)	Elimination of the cumulative unpaid dividends and change in redemption amount of Pinstripes’ Series I Redeemable Convertible Preferred Stock - Represents the $2.0 million elimination of historical cumulative unpaid dividends and change in redemption amount of Pinstripes’ Series I Redeemable Convertible Preferred Stock, which was converted into shares of New Pinstripes Class A Common Stock at the Closing of the Business Combination.

Note 6 – Pro Forma Net Loss Per Share

Represents the pro forma net loss per share calculated using the weighted average shares outstanding that resulted from the Business Combination, assuming the shares were outstanding since April 25, 2022, the beginning of the earliest period presented. As the Business Combination is reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Business Combination had been outstanding for the entire period presented.

Description	Twenty-Four Weeks Ended October 15, 2023	Fiscal Year Ended April 30, 2023
Pro Forma Weighted Average Shares Outstanding – Basic and Diluted
Por forma net loss attributable to stockholders	$(27,259)	$(33,319)
Weighted average shares outstanding - basic and diluted	39,918,036	39,918,036
Pro Forma Net Loss Per Share - Basic and Diluted	$(0.68)	$(0.83)

Pro Forma Weighted Average Shares Outstanding – Basic and Diluted
Pinstripes Stockholders(1)	33,449,433	33,449,433
Series I Investor(2)	2,721,400	2,721,400
Sponsor Holders(3)	2,646,250	2,646,250
Banyan equityholders(4)	1,050,953	1,050,953
Other(5)	50,000	50,000
Pro Forma Weighted Average Shares Outstanding – Basic and Diluted	39,918,036	39,918,036

(1)

The number of shares held by the Pinstripes Stockholders is comprised of (i) the 6,363,628 then-issued and outstanding shares of Pinstripes Common Stock that were automatically cancelled and converted into 11,763,851 shares of New Pinstripes Class A Common Stock, based on the Exchange Ratio of approximately 1.85 shares of New Pinstripes Class A Common Stock for each share of Pinstripes Common Stock, at the Closing of the Business Combination; (ii) the 924,304 then-issued and outstanding shares of Pinstripes Common Stock (that resulted from the automatic conversion of Pinstripes Convertible Notes immediately prior to the Closing of the Business Combination) that were automatically cancelled and converted into 924,304 shares of New Pinstripes Class A Common Stock, based on the Exchange Ratio of approximately 1.85 shares of New Pinstripes Class A Common Stock for each share of Pinstripes Common Stock or common stock equivalent, at the Closing of the Business Combination; (iii) the 354,436 of the then-issued and outstanding shares of Pinstripes Common Stock (that resulted from the automatic conversion of Pinstripes’ warrants immediately prior to the Closing of the Business Combination) that were automatically cancelled and converted into 655,213 shares of New Pinstripes Class A Common Stock, based on the Exchange Ratio of approximately 1.85 shares of New Pinstripes Class A Common Stock for each share of Pinstripes Common Stock or common stock equivalent, at the Closing of the Business Combination; (iv) the 10,203,945 then-issued and outstanding shares of Pinstripes Common Stock (that resulted from the automatic conversion of the Pinstripes’ Redeemable Convertible Preferred Stock, excluding Pinstripes’ Series I Redeemable Convertible Preferred Stock and the cumulative unpaid dividends accrued thereon, immediately prior to the Closing of the Business Combination) that were automatically cancelled and converted into 18,863,090 shares of New Pinstripes Class A Common Stock, based on the Exchange Ratio of approximately 1.85 shares of New Pinstripes Class A Common Stock for each share of Pinstripes Common Stock or common stock equivalent; and (v) the 1,242,975 shares of New Pinstripes Class A Common Stock (that resulted from the Sponsor Holders forfeiting 1,242,975 shares of the then-issued and outstanding Banyan Class A Common Stock which were re-issued as 1,242,975 shares of New Pinstripes Class A Common Stock) issued to the Pinstripes Stockholders at the Closing of the Business Combination.

The number of shares held by the Pinstripes Stockholders does not include (i) the 2,500,000 shares of New Pinstripes Series B-1 Common Stock that are subject to certain subject to certain vesting conditions pursuant to the Second Amended and Restated Certificate of Incorporation of New Pinstripes; (ii) the 2,500,000 shares of New Pinstripes Series B-2 Common Stock held by the Pinstripes Stockholders that are subject to certain vesting conditions pursuant to the Second Amended and Restated Certificate of Incorporation of New Pinstripes; or (iii) the 4,000,000 shares of New Pinstripes Series B-3 Common Stock held by the Pinstripes Stockholders that are subject to certain vesting conditions pursuant to the Second Amended and Restated Certificate of Incorporation of New Pinstripes.

For the avoidance of doubt, the Series I Investors are not, and do not constitute, Pinstripes Stockholders as referenced herein.

(2)	Represents (i) the 850,648 then-issued and outstanding shares of Pinstripes Common Stock (that resulted from the automatic conversion of Pinstripes’ Series I Redeemable Convertible Preferred Stock immediately prior to the Closing of the Business Combination) that were automatically cancelled and exchanged into 2,126,620 shares of New Pinstripes Class A Common Stock, based on the Series I Exchange Ratio of approximately 2.5 shares of New Pinstripes Class A Common Stock for each share of Pinstripes Common Stock or common stock equivalent, at the Closing of the Business Combination; (ii) the 35,102 then-issued and outstanding shares of Pinstripes Common Stock (that resulted from the automatic conversion of the cumulative unpaid dividends on Pinstripes’ Series I Redeemable Convertible Preferred Stock immediately prior to the Closing of the Business Combination) that were automatically cancelled and exchanged into 87,755 shares of New Pinstripes Class A Common Stock, based on the Series I Exchange Ratio of approximately 2.5 shares of New Pinstripes Class A Common Stock for each share of Pinstripes Common Stock or common stock equivalent, at the Closing of the Business Combination; and (iii) the 507,025 shares of New Pinstripes Class A Common Stock (that resulted from the Sponsor Holders forfeiting 507,025 shares of the then-issued and outstanding Banyan Class A Common Stock, which were re-issued as 507,025 shares of New Pinstripes Class A Common Stock) issued to the Series I Investors at the Closing of the Business Combination.

(3)	Reflects the 2,646,520 of the then-issued and outstanding shares of Banyan Class A Common Stock held by the Sponsor Holders that continued as 2,646,520 shares of New Pinstripes Class A Common Stock at the Closing of the Business Combination.

(4)	Represents (i) the 32,203 of the then-issued and outstanding shares of Banyan’s Redeemable Class A Common Stock that converted, on a on-for-one basis, into 32,203 shares of New Pinstripes Class A Common Stock at the Closing of the Business Combination; and (ii) the 1,018,750 shares of New Pinstripes Class A Common Stock (that resulted from the Sponsor Holders forfeiting 1,018,750 shares of the then-issued and outstanding Banyan Class A Common Stock, which were re-issued as 1,018,750 shares of New Pinstripes Class A Common Stock) issued to Banyan equityholders, pursuant to certain non-redemption agreements, at the Closing of the Business Combination.

(5)	Reflects the 50,000 shares of New Pinstripes Class A Common Stock being issued within five (5) business days after the Closing of the Business Combination to a third-party as payment for $0.5 million of Pinstripes’ incurred transaction costs. The $0.5 million of transaction costs primarily represent fees incurred by Pinstripes for financial advisory, legal, and other professional services in connection with the Closing of the Business Combination.

The potentially dilutive shares presented in the table below have been excluded from the calculation of net loss per share as the effect of inclusion would be anti-dilutive. The number of potentially dilutive shares is based on the maximum number of shares issuable upon exercise or conversion of the related securities as of the period end. Such amounts have not been adjusted for the treasury stock method or weighted average shares outstanding calculations as would have been required if the securities were dilutive.

Potentially Dilutive Shares	Shares
New Pinstripes Warrants (exercisable for an equal amount of shares of New Pinstripes Class A Common Stock)(1)	26,485,000
New Pinstripes Options	5,033,006
Unvested shares of New Pinstripes Class B-1 Common Stock –Earnout Shares(2)	2,500,000
Unvested shares of New Pinstripes Class B-2 Common Stock –Earnout Shares(2)	2,500,000
Unvested shares of New Pinstripes Class B-3 Common Stock –EBITDA Earnout Shares(3)	4,000,000
Unvested shares of New Pinstripes Class B-1 Common Stock – Sponsor Earnout Shares(4)	915,000
Unvested shares of New Pinstripes Class B-2 Common Stock – Sponsor Earnout Shares(4)	915,000
Pro Forma Common Stock Equivalents	42,348,006

(1)	The number of New Pinstripes Warrants (exercisable for an equal amount of shares of New Pinstripes Class A Common Stock) gives effect to (1) the conversion of the historical 12,075,000 Banyan Public Warrants into 12,750,000 New Pinstripes Warrants (exercisable for an equal amount of shares of New Pinstripes Class A Common Stock); (2) the conversion of the historical 11,910,000 Banyan Private Placement Warrants into 11,910,000 New Pinstripes Warrants (exercisable for an equal amount of shares of New Pinstripes Class A Common Stock); and (3) the grant of 2,500,000 New Pinstripes Warrants (exercisable for an equal amount of shares of New Pinstripes Class A Common Stock) issued simultaneously with, and in contemplation of, the Tranche 1 Loan at the Closing of the Business Combination. Each whole New Pinstripes Warrant entitles the holder thereof to purchase one (1) share of New Pinstripes Class A Common Stock.

(2)	Pursuant to the provisions of the Second Amended and Restated Certificate of Incorporation of New Pinstripes, an aggregate of 5,000,000 shares (comprised of 2,500,000 shares of New Pinstripes Series B-1 Common Stock and 2,500,000 shares of New Pinstripes Series B-2 Common Stock) held by the Pinstripes Stockholders are subject to certain vesting conditions. For the avoidance of doubt, the Series I Investors are not, and do not constitute, Pinstripes Stockholders as referenced herein.

(3)	Pursuant to the provisions of the Second Amended and Restated Certificate of Incorporation of New Pinstripes, 4,000,000 shares of New Pinstripes Series B-3 Common Stock held by the Pinstripes Stockholders are subject to certain vesting conditions. For the avoidance of doubt, the Series I Investors are not, and do not constitute Pinstripes Stockholders as referenced herein.

(4)	Pursuant to the provisions of the Second Amended and Restated Certificate of Incorporation of New Pinstripes, an aggregate of 1,830,000 shares of common stock (comprised of 915,000 shares of New Pinstripes Class B-1 Common Stock and 915,000 shares of New Pinstripes Class B-2 Common Stock) held by the Sponsor Holders are subject to certain vesting conditions.